Treasury Risk Management	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Treasury Risk Management
16. Treasury risk management
Derivatives and hedge accounting
Derivatives are measured at fair value with any related transaction costs expensed as incurred. The treatment of changes in the value of derivatives depends on their use as explained below.
(i) Fair value hedges
(a)
Certain derivatives are held to hedge the risk of changes in value of a specific bond or other loan. In these situations, the Group designates the liability and related derivative to be part of a fair value hedge relationship. The carrying value of the bond is adjusted by the fair value of the risk being hedged, with changes going to the income statement. Gains and losses on the corresponding derivative are also recognised in the income statement. The amounts recognised are offset in the income statement to the extent that the hedge is effective. Ineffectiveness may occur if the critical terms do not exactly match, or if there is a value adjustment resulting from a change in credit risk (in either the Group or the counter-party to the derivative) that is not matched by the hedged item. When the relationship no longer meets the criteria for hedge accounting, the fair value hedge adjustment made to the bond is amortised to the income statement using the effective interest method.
(ii) Cash flow hedges
(a)
Derivatives are also held to hedge the uncertainty in timing or amount of future forecast cash flows. Such derivatives are classified as being part of cash flow hedge relationships. For an effective hedge, gains and losses from changes in the fair value of derivatives are recognised in equity. Cost of hedging, where material and opted for, is recorded in a separate account within equity. Any ineffective elements of the hedge are recognised in the income statement. Ineffectiveness may occur if there are changes to the expected timing of the hedged transaction. If the hedged cash flow relates to a non-financial
asset, the amount accumulated in equity is subsequently included within the carrying value of that asset. For other cash flow hedges, amounts deferred in equity are taken to the income statement at the same time as the related cash flow.
When a derivative no longer qualifies for hedge accounting, any cumulative gain or loss remains in equity until the related cash flow occurs. When the cash flow takes place, the cumulative gain or loss is taken to the income statement. If the hedged cash flow is no longer expected to occur, the cumulative gain or loss is taken to the income statement immediately.
(iii) Net investment hedges
(a)
Certain derivatives are designated as hedges of the currency risk on the Group’s investment in foreign subsidiaries. The accounting policy for these arrangements is set out in note 1.
(iv) Derivatives for which hedge accounting is not applied
Derivatives not classified as hedges are held in order to hedge certain balance sheet items and commodity exposures. No hedge accounting is applied to these derivatives, which are carried at fair value with changes being recognised in the income statement.

(a)
Applying hedge accounting has not led to material ineffectiveness being recognised in the income statement for both 2020 and 2019. Fair value changes on basis spread is recorded in a separate account within equity.

The Group is exposed to the following risks that arise from its use of financial instruments, the management of which is described in the following sections:

•	liquidity risk (see note 16A);

•	market risk (see note 16B); and

•	credit risk (see note 17B).
The Group’s risk management framework is established to set appropriate risk limits and controls, and to maintain adherence to these limits.
16A. Management of liquidity risk
Liquidity risk is the risk that the Group will face in meeting its obligations associated with its financial liabilities. The Group’s approach to managing liquidity is to ensure that it will have sufficient funds to meet its liabilities when due without incurring unacceptable losses. In doing this, management considers both normal and stressed conditions. A material and sustained shortfall in our cash flow could undermine the Group’s credit rating, impair investor confidence and also restrict the Group’s ability to raise funds.
The Group’s funding strategy was supported by cash delivery from the business, coupled with the proceeds from bond issuances. Surplus cash balance have been invested conservatively with low risk counter-parties at maturities of less than six months. In its liquidity assessment the Group does not consider any supplier financing arrangements as these arrangements are non-recourse
to Unilever and supplier payment dates and terms for Unilever do not vary based on whether the supplier chooses to use such financing arrangements.
Cash flow from operating activities provides the funds to service the financing of financial liabilities on a day-to-day
basis. The Group seeks to manage its liquidity requirements by maintaining access to global debt markets through short-term and long-term debt programmes. In addition, Unilever has committed credit facilities for general corporate use.
On 31 December 2020 Unilever had undrawn revolving
364-day
bilateral credit facilities in aggregate of $7,965 million (2019: $7,865 million) with a
364-day
term out. As part of the regular annual process, the intention is that these facilities will again be renewed in 2021.

The following table shows Unilever’s contractually agreed undiscounted cash flows, including expected interest payments, which are payable under financial liabilities at the balance sheet date:

	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
Undiscounted cash flows	Due within 1 year	Due between 1 and 2 years	Due between 2 and 3 years	Due between 3 and 4 years	Due between 4 and 5 years	Due after 5 years	Total	Net carrying amount as shown in balance sheet
2020
Non-derivative financial liabilities:
Bank loans and overdrafts	(413)	(2)	(1)	—	—	(1)	(417)	(411)
Bonds and other loans	(3,926)	(2,626)	(2,824)	(2,326)	(3,278)	(13,020)	(28,000)	(24,585)
Lease liabilities	(442)	(352)	(292)	(234)	(187)	(591)	(2,098)	(1,771)

Other financial liabilities	(117)	(12)	(33)	(23)	(51)	—	(236)	(223)
Trade payables, accruals and other liabilities	(13,585)	(46)	(15)	(17)	(4)	(32)	(13,699)	(13,699)
Deferred consideration	(60)	(12)	(76)	(35)	(8)	—	(191)	(164)

	(18,543)	(3,050)	(3,241)	(2,635)	(3,528)	(13,644)	(44,641)	(40,853)

Derivative financial liabilities:
Interest rate derivatives:								(257)
Derivative contracts – receipts	174	1,069	40	441	29	877	2,630
Derivative contracts – payments	(134)	(1,148)	(21)	(479)	(19)	(977)	(2,778)
Foreign exchange derivatives:								(158)
Derivative contracts – receipts	6,163	—	—	—	—	—	6,163
Derivative contracts – payments	(6,333)	—	—	—	—	—	(6,333)
Commodity derivatives:								(3)
Derivative contracts – receipts	—	—	—	—	—	—	—
Derivative contracts – payments	(3)	—	—	—	—	—	(3)

	(133)	(79)	19	(38)	10	(100)	(321)	(418)

Total	(18,676)	(3,129)	(3,222)	(2,673)	(3,518)	(13,744)	(44,962)	(41,271)

2019
Non-derivative financial liabilities:
Bank loans and overdrafts	(399)	(9)	(289)	(164)	—	(2)	(863)	(853)
Bonds and other loans	(4,169)	(2,661)	(2,745)	(2,449)	(2,454)	(14,431)	(28,909)	(25,032)
Lease liabilities	(432)	(392)	(302)	(242)	(191)	(720)	(2,279)	(1,919)

Other financial liabilities	(125)	—	(24)	(31)	(26)	—	(206)	(183)
Trade payables, accruals and other liabilities	(14,166)	(93)	(13)	(8)	(14)	(42)	(14,336)	(14,336)

Deferred consideration	(39)	(124)	(8)	—	(64)	—	(235)	(208)

	(19,330)	(3,279)	(3,381)	(2,894)	(2,749)	(15,195)	(46,828)	(42,531)

Derivative financial liabilities:
Interest rate derivatives:								(154)
Derivative contracts – receipts	776	164	805	37	478	957	3,217
Derivative contracts – payments	(756)	(141)	(797)	(17)	(473)	(949)	(3,133)
Foreign exchange derivatives:								(168)
Derivative contracts – receipts	8,783	—	—	—	—	—	8,783
Derivative contracts – payments	(8,952)	—	—	—	—	—	(8,952)
Commodity derivatives:								(4)
Derivative contracts – receipts	—	—	—	—	—	—	—
Derivative contracts – payments	(4)	—	—	—	—	—	(4)

	(153)	23	8	20	5	8	(89)	(326)

Total	(19,483)	(3,256)	(3,373)	(2,874)	(2,744)	(15,187)	(46,917)	(42,857)

The Group has sublet a small proportion of leased properties. Related future minimum sublease payments are €63 million (2019: €21 million).

The following table shows cash flows for which cash flow hedge accounting is applied. The derivatives in the cash flow hedge relationships are expected to have an impact on profit and loss in the same periods as the cash flows occur.

	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
		Due	Due	Due	Due			Net carrying
	Due	between	between	between	between	Due		amount of
	within	1 and	2 and	3 and	4 and	after		related
	1 year	2 years	3 years	4 years	5 years	5 years	Total	derivatives (a)
2020
Foreign exchange cash inflows	3,136	—	—	—	—	—	3,136	—
Foreign exchange cash outflows	(3,205)	—	—	—	—	—	(3,205)	(50)
Interest rate swaps cash inflows	403	1,077	488	436	24	849	3,277	—
Interest rate swaps cash outflows	(347)	(1,147)	(464)	(473)	(13)	(936)	(3,380)	(221)
Commodity contracts cash inflows	40	—	—	—	—	—	40	40
Commodity contracts cash outflows	(3)	—	—	—	—	—	(3)	(3)
2019
Foreign exchange cash inflows	2,254	—	—	—	—	—	2,254	—
Foreign exchange cash outflows	(2,259)	—	—	—	—	—	(2,259)	—
Interest rate swaps cash inflows	811	442	1,182	536	478	957	4,406	—
Interest rate swaps cash outflows	(756)	(347)	(1,147)	(464)	(473)	(949)	(4,136)	(29)
Commodity contracts cash inflows	31	—	—	—	—	—	31	31
Commodity contracts cash outflows	(4)	—	—	—	—	—	(4)	(4)

(a)	See note 16C.

16B.	Management of market risk
Unilever’s size and operations result in it being exposed to the following market risks that arise from its use of financial instruments:

•	commodity price risk;

•	currency risk; and

•	interest rate risk.

The above risks may affect the Group’s income and expenses, or the value of its financial instruments. The objective of the Group’s management of market risk is to maintain this risk within acceptable parameters, while optimising returns. Generally, the Group applies hedge accounting to manage the volatility in profit and loss arising from market risk.
Where the Group uses hedge accounting to mitigate the above risks, it is normally implemented centrally by either the Treasury or Commodity Risk Management teams, in line with their respective frameworks and strategies. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship continues to exist between the hedged item and hedging instrument. The Group generally enters into hedge relationships where the critical terms of the hedging instrument match exactly with the hedged item, meaning that the economic relationship between the hedged item and hedging instrument is evident, so only a qualitative assessment is performed. When a qualitative assessment is not considered sufficient, for example when the critical terms of the hedging instrument do not match exactly with the hedged item, a quantitative assessment of hedge effectiveness will also be performed. The hedge ratio is set on inception for all hedge relationships and is dependent on the alignment of the critical terms of the hedging instrument to the hedged item (in most instances these are matched, so the hedge ratio is 1:1).
The Group’s exposure to, and management of, these risks is explained below. It often includes derivative financial instruments, the uses of which are described in note 16C.

Potential impact of risk	Management policy and hedging strategy	Sensitivity to the risk

(i) Commodity price risk

The Group is exposed to the risk of changes in commodity prices in relation to its purchase of certain raw materials.

At 31 December 2020, the Group had hedged its exposure to future commodity purchases with commodity derivatives valued at €276 million (2019: €439 million).

Hedges of future commodity purchases resulted in cumulative losses of €89 million (2019: losses of €52 million ) being reclassified to the income statement and losses of €66 million (2019: losses of €28 million) being recognised as a basis adjustment to inventory purchased.

The Group uses commodity forwards, futures, swaps and option contracts to hedge against this risk. All commodity forward contracts hedge future purchases of raw materials and the contracts are settled either in cash or by physical delivery.

The Group also hedges risk, components of commodities where it is not possible to hedge the commodity in full. This is done with reference to the contract to purchase the hedged commodity.

Commodity derivatives are generally designated as hedging instruments in cash flow hedge accounting relations. All commodity derivative contracts are done in line with approvals from the Global Commodity Executive which is chaired by the Unilever Chief Supply Chain Officer (CSCO) or the Global Commodity Operating Team which is chaired by the Chief Procurement Officer.

A 10% increase in commodity prices as at 31 December 2020 would have led to a €35 million gain on the commodity derivatives in the cash flow hedge reserve (2019: €56 million gain in the cash flow hedge reserve).

A decrease of 10% in commodity prices on a full-year basis would have the equal but opposite effect.

Potential impact of risk	Management policy and hedging strategy	Sensitivity to the risk

(ii) Currency risk

Currency risk on sales, purchases and borrowings

Because of Unilever’s global reach, it is subject to the risk that changes in foreign currency values impact the Group’s sales, purchases and borrowings.

The Group manages the foreign currency risk by hedging forecasted sales and purchase transactions that are expected to occur within a maximum
12-month
period through layered hedging.

At 31 December 2020, the exposure to the Group from companies holding financial assets and liabilities other than in their functional currency amounted to €274 million (2019: €317 million).

The Group manages currency exposures within prescribed limits, mainly through the use of forward foreign currency exchange contracts.

Operating companies manage foreign exchange exposures within prescribed limits.
The aim of the Group’s approach to management of currency risk is to leave the Group with no material residual risk. This aim has been achieved in all years presented.

As an estimation of the approximate impact of the residual risk, with respect to financial instruments, the Group has calculated the impact of a 10% change in exchange rates.

Impact on income statement

A 10% strengthening of the respective functional currencies of group companies against the foreign currencies would have led to an additional €27 million gain in the income statement (2019: €32 million gain).

A 10% weakening of the respective functional currencies of group companies against the foreign currencies would have led to an equal but opposite effect.

As at year end, the Group had the below notional amount of currency derivatives outstanding to which cash flow hedge accounting is applied:

Currency	2020	2019
EUR*	(920)	(743)
GBP	(414)	(325)
USD	588	640
SEK	(100)	(94)
CAD	(110)	(108)
PLN	(70)	(67)
Others	(176)	(192)

Total	(1,202)	(889)

*	Euro exposure relates to group companies having non-euro functional currencies.
Impact on equity – trade-related cash flow hedges
A 10% strengthening of foreign currencies against the respective functional currencies of group companies hedging future trade cash flows and applying cash flow hedge accounting, would have led to €120 million loss (2019: €89 million loss).
A 10% weakening of the same would have led to an equal but opposite effect.

Currency risk on the Group’s net investments

The Group is also subject to currency risk in relation to the translation of the net investments of its foreign operations into euros for inclusion in its consolidated financial statements.

These net investments include Group financial loans, which are monetary items that form part of our net investment in foreign operations, of €9.2 billion (2019: €7.6 billion), of which €5.5 billion (2019: €3.5 billion) is denominated in GBP. In accordance with IAS 21, the exchange differences on these financial loans are booked through reserves.

Part of the currency exposure on the Group’s investments is also managed using US$ net investment hedges with a nominal value of €4.0 billion (2019: €4.0 billion) for US$.

At 31 December 2020, the net exposure of the net investments in foreign currencies amounts to €24.6 billion (2019: €22.0 billion).

Unilever aims to minimise this currency risk on the Group’s net investment exposure by borrowing in local currency in the operating companies themselves. In some locations, however, the Group’s ability to do this is inhibited by local regulations, lack of local liquidity or by local market conditions.

Where the residual risk from these countries exceeds prescribed limits, Treasury may decide on a case-by-case
basis to actively hedge the exposure. This is done either through additional borrowings in the related currency, or through the use of forward foreign exchange contracts.

Where local currency borrowings, or forward contracts, are used to hedge the currency risk in relation to the Group’s net investment in foreign subsidiaries, these relationships are designated as net investment hedges for accounting purposes.

Exchange risk related to the principal amount of the US$ denominated debt either forms part of hedging relationship itself, or is hedged through forward contracts.

Impact on equity – net investment hedges

A 10% strengthening of the euro against other currencies would have led to a €404 million (2019: €396 million) loss on the net investment hedges used to manage the currency exposure on the Group’s investments.

A 10% weakening of the euro against other currencies would have led to an equal but opposite effect.

Impact on equity – net investments in group companies

A 10% strengthening of the euro against all other currencies would have led to a €2,461 million negative retranslation effect (2019: €2,203 million negative retranslation effect).

A 10% weakening of the euro against all other currencies would have led to an equal but opposite effect. In line with accepted hedge accounting treatment and our accounting policy for financial loans, the retranslation differences would be recognised in equity.

Potential impact of risk

(iii) Interest rate risk
(a)

The Group is exposed to market interest rate fluctuations on its floating rate debt. Increases in benchmark interest rates could increase the interest cost of our floating-rate debt and increase the cost of future borrowings. The Group’s ability to manage interest costs also has an impact on reported results.

The Group does not have any material floating interest bearing financial assets or any significant long-term fixed interest bearing financial assets. Consequently the Group’s interest rate risk arises mainly from financial liabilities other than lease liabilities.

Taking into account the impact of interest rate swaps, at 31 December 2020, interest rates were fixed on approximately 87% of the expected financial liabilities (excluding lease liabilities) for 2021, and 75% for 2022 (82% for 2020 and 73% for 2021 at 31 December 2019).

As at 31 December 2020, the Group had USD 3,700 million (2019: USD 4,500 million) of outstanding cross currency interest rate swaps (on which cash flow hedge accounting is applied).

As at 31 December 2020, the Group had USD 500 million (2019: Nil) of outstanding fixed to float interest rate swaps (on which fair value hedge accounting is applied).

The carrying amount of the hedged item recognised under ‘Bond and other loans’ is €395 million (2019: Nil), which includes accumulated amount of fair value hedge adjustment of €(10) million (2019: Nil).

For interest management purposes, transactions with a maturity shorter than six months from inception date are not included as fixed interest transactions.

The average interest rate on short-term borrowings in 2020 was 1.6% (2019: 2.5%).

Management policy and hedging strategy

Unilever’s interest rate management approach aims for an optimal balance between fixed and floating-rate interest rate exposures on expected financial liabilities. The objective of this approach is to minimise annual interest costs.

This is achieved either by issuing fixed or floating-rate long-term debt, or by modifying interest rate exposure through the use of interest rate swaps.

The majority of the Group’s existing interest rate derivatives are designated as cash flow hedges and are expected to be effective. The fair value movement of these derivatives is recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability.

Sensitivity to the risk

Impact on income statement

Assuming that all other variables remain constant, a 1.0 percentage point increase in floating interest rates on a full-year basis as at 31 December 2020 would have led to an additional €40 million of finance cost (2019: €37 million additional finance costs).

A 1.0 percentage point decrease in floating interest rates on a full-year basis would have an equal but opposite effect.

Impact on equity – cash flow hedges

Assuming that all other variables remain constant, a 1.0 percentage point increase in interest rates on a full-year basis as at 31 December 2020 would have led to an additional €11 million credit in equity from derivatives in cash flow hedge relationships (2019: €8 million credit).

A 1.0 percentage point decrease in interest rates on a full-year basis would have led to an additional €12 million debit in equity from derivatives in cash flow hedge relationships (2019: €8 million debit).

(a)	See the weighted average amount of financial liabilities with fixed rate interest shown in the following table.
The following table shows the split in fixed and floating-rate interest exposures, taking into account the impact of interest rate swaps and cross-currency swaps:

	€ million	€ million
	2020	2019
Current financial liabilities	(4,461)	(4,691)
Non-current financial liabilities	(22,844)	(23,566)

Total financial liabilities	(27,305)	(28,257)
Less: lease liabilities	(1,771)	(1,919)

Financial liabilities (excluding lease liabilities)	(25,534)	(26,338)
Of which:
Fixed rate (weighted average amount of fixing for the following year)	(21,561)	(22,618)

16C. Derivatives and hedging
The Group does not use derivative financial instruments for speculative purposes. The uses of derivatives and the related values of derivatives are summarised in the following table. Derivatives used to hedge:

	€ million	€ million		€ million	€ million	€ million		€ million	€ million
	Trade	Current		Non- current	Trade payables	Current		Non- current

	and other	financial		financial	and other	financial		financial
	receivables	assets		assets	liabilities	liabilities		liabilities	Total
31 December 2020
Foreign exchange derivatives
Fair value hedges	—	—		—	—	—		—	—
Cash flow hedges	24	—		—	(74)	—		—	(50)
Hedges of net investments in foreign operations	—	—		—	—	(149	) (a)	—	(149)
Hedge accounting not applied	14	54	(a)	—	(26)	91	(a)	—	133
Interest rate derivatives
Fair value hedges	—	—		—	—	—		(10)	(10)
Cash flow hedges	—	5		21	—	—		(247)	(221)
Hedge accounting not applied	—	—		—	—	—		—	—
Commodity contracts
Cash flow hedges	40	—		—	(3)	—		—	37
Hedge accounting not applied	—	—		—	—	—		—	—

	78	59		21	(103)	(58)		(257)	(260)

	Total assets			158	Total liabilities			(418)	(260)

31 December 2019
Foreign exchange derivatives
Fair value hedges	—	—		—	—	—		—	—
Cash flow hedges	38	—		—	(38)	—		—	—
Hedges of net investments in foreign operations	—	30	(a)	—	—	(14	) (a)	—	16
Hedge accounting not applied	5	(10	) (a)	—	(14)	(102	) (a)	—	(121)
Interest rate derivatives
Fair value hedges	—	—		—	—	—		—	—
Cash flow hedges	—	—		114	—	—		(143)	(29)
Hedge accounting not applied	—	—		—	—	—		(11)	(11)
Commodity contracts
Cash flow hedges	31	—		—	(4)	—		—	27
Hedge accounting not applied	—	—		—	—	—		—	—

	74	20		114	(56)	(116)		(154)	(118)

	Total assets			208	Total liabilities			(326)	(118)

(a)	Swaps that hedge the currency risk on intra-group loans and offset ‘Hedges of net investments in foreign operations’ are included within ‘Hedge accounting not applied’. See below for further details.

Master netting or similar agreements
A number of legal entities within our Group enter into derivative transactions under International Swap and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owed by each counter-party on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other. In certain circumstances, such as when a credit event such as a default occurs, all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is payable in settlement of all transactions.
The ISDA agreements do not meet the criteria for offsetting the positive and negative values in the consolidated balance sheet. This is because the Group does not have any currently legally enforceable right to offset recognised amounts, between various Group and bank affiliates, because the right to offset is enforceable only on the occurrence of future credit events such as a default.
The column ‘Related amounts not set off in the balance sheet — Financial instruments’ shows the netting impact of our ISDA agreements, assuming the agreements are respected in the relevant jurisdiction.
(i) Financial assets
The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements.

				Related amounts not set
				off in the balance sheet
	€ million	€ million	€ million	€ million	€ million	€ million
	Gross amounts of recognised	Gross amounts of recognised financial assets set off in the	Net amounts of financial assets presented in the	Financial	Cash collateral

As at 31 December 2020	financial assets	balance sheet	balance sheet	instruments	received	Net amount
Derivative financial assets	306	(148)	158	(91)	(16)	51
As at 31 December 2019

Derivative financial assets	253	(45)	208	(130)	(24)	54

(ii) Financial liabilities
The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements.

				Related amounts not set
				off in the balance sheet
	€ million	€ million	€ million	€ million	€ million	€ million
	Gross amounts of recognised	Gross amounts of recognised financial liabilities set off in the	Net amounts of financial liabilities presented in the	Financial	Cash collateral

As at 31 December 2020	financial liabilities	balance sheet	balance sheet	instruments	received	Net amount
Derivative financial liabilities	(566)	148	(418)	91	—	(327)
As at 31 December 2019

Derivative financial liabilities	(371)	45	(326)	130	—	(196)